EXHIBIT 4.1

Farmer Bros. Co. Common Stock Certificate Specimen
Front

Farmer Bros. Co. Common Stock Certificate Specimen
Back

NUMBER

DE

Farmer Brothers®

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 307675 10 8

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF

FARMER BROS. CO.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

FARMER BROS. CO. INCORPORATED 2004 DELAWARE

TREASURER

PRESIDENT

COUNTERSIGNED AND REGISTERED
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

FARMER BROS. CO.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – __________ Custodian __________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________ ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.